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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                                 Date of Report

                (Date of earliest event reported): April 2, 2001
                             Motor Club of America

             (Exact name of registrant as specified in its charter)

   New Jersey                     0-671                 22-0747730
 (State or other jurisdiction   (Commission      IRS Employer of incorporation
  or organization)              File Number)         Identification No.)

                                95 Route 17 South
                            Paramus, New Jersey 07653
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: (201) 291-2000
          (Former name or former address, if changed since last report)


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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

The following Exhibit is filed as part of this report:

99.1-   Motor Club of America Press Release (April 2, 2001).

Item 9 - Regulation FD Disclosure

        On April 2, 2001, the Company issued the press release attached hereto as Exhibit 99.1

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.
Dated:  April 3, 2001
MOTOR CLUB OF AMERICA

                                        By: /s/ Patrick J. Haveron
                                           ---------------------------
                                            Patrick J. Haveron,
                                            Executive Vice President,
                                            Chief Executive Officer,
                                            Chief Financial Officer, and
                                            Chief Accounting Officer